UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

Playboy Enterprises, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 751-8000

Not applicable.
_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2010, the board of directors (the “Board”) of Playboy Enterprises, Inc. (the “Company”) elected Kai-Shing Tao to the Board, effective immediately.  With Mr. Tao’s election, the Board now has six outside directors and two executive directors.  He will serve on the Board’s compensation committee and will replace Charles Hirschhorn, who remains a member of the Board’s audit committee.  Mr. Tao will receive the annual compensation applicable to the Company’s outside directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 9, 2010.  In addition, in connection with his election, Mr. Tao received a one-time grant of $15,000 of restricted stock units of the Company’s Class B common stock and options to purchase $15,000 of shares of the Company’s Class B common stock.  The restricted stock units and stock options will both vest over a period of one year.  The exercise price of the stock options is equal to the closing price of the Company’s Class B common stock on the grant date.

Mr. Tao, age 33, is chairman and chief investment officer of Pacific Star Partners, a private investment group.  Prior to founding Pacific Star Partners, he was a partner at FALA Capital Group, a single family investment office, where he headed the global liquid investments outside the operating companies.  Mr. Tao has served as a member of HSW International, Inc.’s board of directors since 2007.  He is also a member of the Real Estate Roundtable and US-China and US-Taiwan Business Council.  Mr. Tao graduated from the New York University Stern School of Business.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of stockholders of the Company was held on May 19, 2010.  The final results of the proposals are as follows:

1.	The election of seven directors, each for a one-year term:

Nominees	For	Withheld	Broker Non-Vote

Dennis S. Bookshester	4,412,978	180,868	101,493
David I. Chemerow	4,413,516	180,330	101,493
Scott N. Flanders	4,424,977	168,869	101,493
Charles Hirschhorn	4,413,000	180,846	101,493
Russ Pillar	4,414,001	179,845	101,493
Sol Rosenthal	4,411,406	182,440	101,493
Richard S. Rosenzweig	4,350,620	243,226	101,493

2.	The ratification of the Company’s audit committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010:

For	Against	Abstain

4,685,012	4,977	5,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Howard Shapiro
Howard Shapiro
Executive Vice President, Law and
Administration, General Counsel and
Secretary